EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Discovery, Inc. (“Discovery”), on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Zaslav, President and Chief Executive Officer of Discovery, certify that to my knowledge:

1	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Discovery.

Date: February 24, 2022	By:	/s/ David M. Zaslav
David M. Zaslav
President and Chief Executive Officer